                                                                  EXHIBIT 10-1

                                                                  EXECUTION COPY


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                                WARRANT AGREEMENT

                                     Between

                         METROMEDIA FIBER NETWORK, INC.

                                       and

                            THE HOLDERS PARTY HERETO

                           Dated as of October 1, 2001







        ================================================================




                                TABLE OF CONTENTS


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                                                                                                               Page

ARTICLE I  DEFINITIONS AND ACCOUNTING MATTERS.....................................................................1
         SECTION 1.01.  Definitions...............................................................................1
         SECTION 1.02.  Terms Generally...........................................................................7
         SECTION 1.03.  Accounting Terms and Determinations.......................................................7

ARTICLE II  PURCHASE AND SALE OF WARRANTS.........................................................................7
         SECTION 2.01.  Authorization and Issuance of Warrant Stock and Warrant...................................7
         SECTION 2.02.  Issuance of Warrants......................................................................7
         SECTION 2.03.  Purchase for Initial Holders' Account.....................................................8
         SECTION 2.04.  Securities Act Compliance.................................................................8
         SECTION 2.05.  Listing...................................................................................9

ARTICLE III  REPRESENTATIONS AND WARRANTIES.......................................................................9
         SECTION 3.01.  Existence; Qualification..................................................................9
         SECTION 3.02.  No Breach.................................................................................9
         SECTION 3.03.  Corporate Action..........................................................................9
         SECTION 3.04.  Approvals................................................................................10
         SECTION 3.05.  Investment Company Act...................................................................10
         SECTION 3.06.  Public Utility Holding Company Act.......................................................10
         SECTION 3.07.  Capitalization...........................................................................10
         SECTION 3.08.  Private Offering.........................................................................11
         SECTION 3.09.  Litigation...............................................................................11
         SECTION 3.10.  Brokers..................................................................................11
         SECTION 3.11.  SEC Documents; Financial Statements......................................................11

ARTICLE IV  RESTRICTIONS ON TRANSFERABILITY......................................................................12
         SECTION 4.01.  Transfers Generally......................................................................12
         SECTION 4.02.  Transfers of Restricted Securities Pursuant to Registration Statement and
                        Exemptions...............................................................................12
         SECTION 4.03.  Restrictive Legends......................................................................12
         SECTION 4.04.  Termination of Restrictions..............................................................13
         SECTION 4.05.  Dispositions of Warrants and Warrant Stock...............................................13
         SECTION 4.06.  Provisions Applicable to Regulated Holders...............................................14

ARTICLE V  ADJUSTMENTS OF STOCK UNITS............................................................................15
         SECTION 5.01.  Purchases and Redemptions................................................................15
         SECTION 5.02.  Subdivisions and Combinations............................................................16
         SECTION 5.03.  Issuance of Common Stock.................................................................16


                                      (i)
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

         SECTION 5.04.  Issuance of Other Securities, Rights or Obligations......................................17
         SECTION 5.05.  Superseding Adjustment...................................................................18
         SECTION 5.06.  Other Provisions Applicable to Adjustments...............................................19
         SECTION 5.07.  Merger, Consolidation or Disposition of Assets...........................................19
         SECTION 5.08.  Other Action Affecting Common Stock......................................................20
         SECTION 5.09.  No Adjustment Necessary..................................................................20
         SECTION 5.10.  Notice of Adjustments....................................................................20
         SECTION 5.11.  Notice of Certain Corporate Action.......................................................20

ARTICLE VI  REGISTRATION RIGHTS..................................................................................21
         SECTION 6.01.  (a) Filing of Shelf Registration.........................................................21
         SECTION 6.02.  Hold-Back Agreements; Cutbacks...........................................................22
         SECTION 6.03.  Registration Procedures..................................................................23
         SECTION 6.04.  Registration Expenses....................................................................27
         SECTION 6.05.  Restriction on Other Registrations.......................................................28
         SECTION 6.06.  Indemnification..........................................................................28
         SECTION 6.07.  Rule 144.................................................................................30
         SECTION 6.08.  Remedies.................................................................................31

ARTICLE VII  TAG-ALONG SALE......................................................................................31
         SECTION 7.01.  Tag-Along Obligations....................................................................31
         SECTION 7.02.  Procedures...............................................................................32

ARTICLE XIII  HOLDERS' RIGHTS....................................................................................33
         SECTION 8.01.  Delivery Expenses........................................................................33
         SECTION 8.02.  Taxes....................................................................................33
         SECTION 8.03.  Replacement of Instruments...............................................................33
         SECTION 8.04.  Indemnification..........................................................................33
         SECTION 8.05.  Inspection Rights........................................................................34

ARTICLE IX  OTHER COVENANTS OF ISSUER............................................................................34
         SECTION 9.01.  Financial Statements, Etc................................................................34
         SECTION 9.02.  Transactions with Affiliates.............................................................34
         SECTION 9.03.  Restrictions on Performance..............................................................34
         SECTION 9.04.  Modification of Other Equity Documents...................................................35
         SECTION 9.05.  Reservation and Authorization of Common Stock............................................35
         SECTION 9.06.  Notice of Expiration Date................................................................36
         SECTION 9.07.  Occurrence of Initial Exercise Date......................................................36
         SECTION 9.08.  Limitations on Registration of Other Securities..........................................36

ARTICLE X  MISCELLANEOUS.........................................................................................36
         SECTION 10.01.  Home Office Payment.....................................................................36
         SECTION 10.02.  Waiver..................................................................................36
         SECTION 10.03.  Notices.................................................................................37
         SECTION 10.04.  Expenses, Etc...........................................................................37

                                      (ii)
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
         SECTION 10.05.  Amendments, Etc.........................................................................37
         SECTION 10.06.  Successors and Assigns..................................................................37
         SECTION 10.07.  Survival................................................................................37
         SECTION 10.08.  Specific Performance....................................................................38
         SECTION 10.09.  Captions................................................................................38
         SECTION 10.10.  Counterparts............................................................................38
         SECTION 10.11.  Governing Law...........................................................................38
         SECTION 10.12.  Severability............................................................................38
         SECTION 10.13.  Entire Agreement........................................................................39


ANNEX 1 - FORM OF WARRANT
ANNEX 2 - FORM OF ASSIGNMENT
ANNEX 3 - ALLOCATION OF WARRANTS
ANNEX 4 - FORM OF JOINDER AGREEMENT


                                     (iii)

                                WARRANT AGREEMENT


     WARRANT AGREEMENT dated as of October 1, 2001 between METROMEDIA FIBER NETWORK, INC., a company duly organized and validly existing under the laws of the State of Delaware (the "ISSUER"), and each Person named under the caption "INITIAL HOLDERS" on the signature pages hereof (and each assignee thereof) (each an "INITIAL HOLDER" and, collectively, the "INITIAL HOLDERS").

     WHEREAS, the Issuer, certain of its subsidiaries and the Initial Holders (or their respective affiliates) are parties to a Note and Guarantee Agreement, dated as of September 6, 2001 (as originally executed, the "NOTE AND GUARANTEE AGREEMENT"; references to the Note and Guarantee Agreement herein shall apply whether or not the Note and Guarantee Agreement is then in force and without regard to amendments thereto unless such amendments thereto have been consented to by the requisite Initial Holders as provided herein), providing, subject to the terms and conditions thereof, for the purchase of notes of the Issuer by the Initial Holders (or such affiliates) in an original aggregate principal amount of $150,000,000.

     WHEREAS, as a condition to the closing of the transactions contemplated by the Note and Guarantee Agreement and the purchase of notes of the Issuer by the Initial Holders thereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer has agreed to issue one or more Warrants (as hereinafter defined) to each Initial Holder providing for the purchase of shares of Stock Units (as hereinafter defined) of the Issuer, in the manner hereinafter provided.

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                       DEFINITIONS AND ACCOUNTING MATTERS

     SECTION 1.01. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "APPLICABLE DISPOSITION" means any sale, transfer or other disposition by the Principal Shareholder of Common Stock, to the extent that such sale, transfer or other disposition, together with all other sales, transfers and other dispositions by the Principal Shareholder and its Affiliates in the aggregate represents in excess of 20% of the aggregate amount of Common Stock beneficially owned by the Principal Shareholder and its Affiliates on the Closing Date.

     "BOARD" means the Board of Directors of the Issuer.

     "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain close.

     "CLOSING DATE" means the date of the original issuance of the Warrants hereunder.

     "COMMISSION" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act and/or the Exchange Act.

     "COMMON STOCK" means the Issuer's Class A Common Stock, par value $.01 per share, as constituted on the Closing Date and any stock into which such Common Stock may thereafter be converted or changed, and also shall include any other stock of the Issuer of any other class (other than the Issuer's Class B Common Stock, par value $.01 per share), which is not preferred as to dividends or assets over any other class of any other stock of the Issuer. References herein and in the Warrants to the Common Stock outstanding "on a fully diluted basis" at any time means the number of shares of Common Stock then issued and outstanding, assuming full conversion, exercise and exchange of all Convertible Securities and Options that are (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants. All references to Common Stock herein shall be subject to appropriate adjustment by reason of any stock dividend, split, reverse split, combination, recapitalization or any similar corporate transaction.

     "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" shall have meanings correlative thereto.

     "CONVERTIBLE SECURITIES" means evidences of indebtedness, interests or other securities or rights which are exchangeable for or exercisable or convertible into shares of Common Stock either immediately or upon the arrival of a specified date or the occurrence of a specified event.

     "CURRENT MARKET VALUE" means, on any date, (i) the average of the daily market prices for each day during the 5 consecutive trading days ending on the last trading day prior to such date or (ii) if the applicable securities are not publicly traded or are not registered under the Exchange Act, the fair value of such securities. The market price for each such Business Day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.

     "CURRENT WARRANT PRICE" means, as at any date, the amount per share of Common Stock equal to the quotient resulting from dividing the Exercise Price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

     "EQUITY SECURITIES" means Securities, Convertible Securities, Options and Rights to Purchase Securities.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "EXERCISE PRICE" has the meaning specified in the form of Warrant attached as Annex 1.

     "EXPIRATION DATE" has the meaning specified in form of the Warrant attached as Annex 1.

     "GAAP" means generally accepted accounting principles, consistently applied throughout the specified period.

     "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory, monetary or administrative powers or functions of or pertaining to government.

     "HOLDER" means any Person (including, without limitation, each Initial Holder) who acquires Warrants or Warrant Stock pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Stock; PROVIDED, HOWEVER, that a holder of Warrants or Warrant Stock purchased pursuant to an effective registration statement or pursuant to Rule 144 shall not be deemed a Holder.

     "INDEMNIFIED PARTIES" has the meaning specified in Section 6.06(a).

     "INDEMNIFIED PARTY" has the meaning specified in Section 6.06(c).

     "INITIAL EXERCISE DATE" shall mean the date upon which the stockholders of the Issuer duly and validly approve, by means of written consent or otherwise, and in accordance with Rule 14(c)(2)(b) promulgated under the Exchange Act, the issuances of common stock (or securities convertible into or exercisable for common stock) of the Issuer pursuant to the terms of the Basic Documents and the Verizon Debt Agreement (as such terms are defined in the Note and Guarantee Agreement).

     "INITIAL HOLDER" has the meaning specified in the preamble of this Agreement.

     "ISSUER" has the meaning specified in the preamble of this Agreement.

     "JOINDER AGREEMENT" has the meaning specified in Section 7.01(c) of this Agreement.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "LIQUIDATED DAMAGES" has the meaning specified in Section 6.01(b).

     "NASD" means the National Association of Securities Dealers.

     "NOTE AND GUARANTEE AGREEMENT" has the meaning specified in the recital of this Agreement.

     "OPTION" means any warrant, option or other right to subscribe for or purchase shares of Common Stock.

     "OPTION PLANS" means any stock option plan, stock grant plan, stock purchase, stock option or employment arrangement approved from time to time by the Board.

     "OTHER EQUITY DOCUMENTS" means the Option Plans, the certificate of incorporation of the Issuer, the by-laws of the Issuer and any other instrument or document of organization or governance of the Issuer.

     "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "PRINCIPAL SHAREHOLDER" means Metromedia Company.

     "PRINCIPAL SHAREHOLDER BENEFICIAL OWNER" means John W. Kluge and/or Stuart Subotnick, as applicable.

     "PROSPECTUS" means any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "REGISTRABLE SECURITIES" means the Warrants and the Warrant Stock; PROVIDED that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

     "REGISTRATION DEFAULT" has the meaning specified in Section 6.01(b).

     "REGISTRATION EXPENSES" has the meaning specified in Section 6.04.

     "REGISTRATION STATEMENT" means any registration statement of the Issuer which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "REQUIRED EFFECTIVE DATE" has the meaning specified in Section 6.01(a).

     "REQUIRED FILING DATE" has the meaning specified in Section 6.01(a).

     "REQUIRED HOLDERS" means the Holders of a majority of the Warrant Stock issued or issuable upon exercise of the Warrants. For purposes of giving notices, waivers and consents hereunder, Holders of Warrants shall be deemed holders of the Warrant Stock issued on exercise thereof.

     "RESTRICTED CERTIFICATE" means a certificate for Warrant Stock or Warrants bearing or required to bear the restrictive legend set forth in Section 4.03.

     "RESTRICTED SECURITIES" means Restricted Warrant Stock and Restricted Warrants.

     "RESTRICTED WARRANT STOCK" means Warrant Stock evidenced by a Restricted Certificate.

     "RESTRICTED WARRANTS" means Warrants evidenced by a Restricted Certificate.

     "RIGHTS TO PURCHASE SECURITIES" means options and rights issued by the Issuer (whether presently exercisable or not) to purchase Securities or Convertible Securities.

     "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

     "RULE 144A" means Rule 144A promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

     "SECURITIES" means the Common Stock and any other equity securities of the Issuer of any kind or class.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "SHAREHOLDER" means any Person who directly or indirectly owns any shares of Common Stock (including Warrant Stock).

     "SHELF REGISTRATION" has the meaning ascribed to it in Section 6.01(a).

     "STOCK UNIT" means one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter means such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in Article V.

     "SUBSIDIARY" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" means a direct or indirect Subsidiary of the Issuer.

     "TAG-ALONG RIGHTS" means the right of a Holder to participate in a Tag-Along Sale pursuant to, and in accordance with, Article VII.

     "TAG-ALONG SALE" has the meaning specified in Section 7.01(a).

     "TAG-ALONG SELLER" has the meaning specified in Section 7.01(a).

     "TRANSFER RESTRICTED SECURITY" means the Registrable Securities beginning upon original issuance thereof, until the later of (i) such time as all Registrable Securities are eligible for sale under Rule 144(k) under the Securities Act so that all transfer restrictions and restrictive legends with respect to such shares may be removed upon the consummation of such sale and
(ii) the third anniversary of the Initial Exercise Date.

     "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" means a registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

     "WARRANT" and "WARRANTS" means the Warrants issued by the Issuer pursuant to this Agreement on the date hereof, evidencing rights to purchase up to an aggregate of 203,468,436 Stock Units (which Warrants represent as of the Closing Date 12% of the outstanding shares of Common Stock on a fully diluted basis), and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

     "WARRANT STOCK" means all shares of Common Stock issuable from time to time upon exercise of the Warrant.

     SECTION 1.02. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Annexes and Schedules to, this Agreement or the Warrant, as the case may be, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.03. ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Holder hereunder shall be prepared, in accordance with GAAP. All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise may be expressly provided herein) be made by application of GAAP.

                                   ARTICLE II

                          PURCHASE AND SALE OF WARRANTS

     SECTION 2.01. AUTHORIZATION AND ISSUANCE OF WARRANT STOCK AND WARRANT. The Issuer has authorized: (a) the issuance of Warrants evidenced by warrant certificates in the form of Annex 1; and (b) the issuance of such number of shares of Common Stock as shall be necessary to permit the Issuer to comply with its obligations to issue shares of Common Stock pursuant to the Warrants.

     SECTION 2.02. ISSUANCE OF WARRANTS. On the date hereof, in consideration of the purchase of notes of the Issuer by the Initial Holders pursuant to the Note and Guarantee Agreement,

          (a) the Issuer shall issue to each Initial Holder a Warrant evidencing the right to purchase such number of Stock Units as is set forth on the first page of such Warrant, which number has been calculated in accordance with Annex 3 hereto;

          (b) the Issuer shall deliver to each Initial Holder a single certificate for the Warrants issued pursuant to the clause (a) above, registered in the name of such Initial Holder, except that, if any Initial Holder shall notify the Issuer in writing prior to such issuance that it desires certificates for such Warrants to be issued in other denominations or registered in the name or names of any Affiliate, nominee or nominees of such Initial Holder for its or their benefit, then the certificates for such Warrants shall be issued to such Initial Holder in the denominations and registered in the name or names specified in such notice; and

          (c) the Issuer shall deliver to the Initial Holders a legal opinion from counsel to the Issuer in form and substance satisfactory to the Initial Holders.

     SECTION 2.03. PURCHASE FOR INITIAL HOLDERS' ACCOUNT. Each Initial Holder represents and warrants to the Issuer as follows:

          (a) Such Initial Holder is acquiring the Warrants and the Warrant Stock for investment for its own account, without a view to the distribution thereof, all without prejudice, however, to the right of such Initial Holder at any time, in accordance with this Agreement, lawfully to sell or otherwise to dispose of all or any part of the Warrants or the Warrant Stock held by it.

          (b) Such Initial Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

          (c) All documents, records or books pertaining to this investment have been made available for inspection by such Initial Holder, its attorneys and/or its accountants. Such Initial Holder understands that such Initial Holder and/or its representatives have had the opportunity to ask questions of, and receive answers from, the Issuer or one or more persons acting on the Issuer's behalf concerning the offering of the Warrants and the Warrant Stock and the business of the Issuer and all such questions have been answered to such Initial Holder's full satisfaction.

     SECTION 2.04. SECURITIES ACT COMPLIANCE. Such Initial Holder understands that the Issuer has not registered the Warrants or the Warrant Stock under the Securities Act or applicable state securities laws, and such Initial Holder agrees that neither the Warrants nor the Warrant Stock shall be sold or transferred or offered for sale or transfer without registration or qualification under the Securities Act or applicable state securities laws or the availability of an exemption therefrom, all as more fully provided in
Article IV, and such Initial Holder understands that the Warrants and the Warrant Stock will bear a legend to such effect and the Issuer will make a notation on its transfer books to such effect.

     SECTION 2.05. LISTING. Prior to the issuance of Warrant Stock upon the exercise of a Warrant, the Company shall secure the listing of such shares of Warrant Stock upon each of the national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon the exercise of such Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Warrant Stock from time to time issuable upon the exercise of a Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of a Warrant if and so long as shares of the same class shall be so listed on such national securities exchange or automated system.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Issuer represents and warrants as follows:

     SECTION 3.01. EXISTENCE; QUALIFICATION. The Issuer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Issuer is duly qualified, licensed or admitted to do business and is in good standing as a foreign corporation in every jurisdiction where the failure to be so qualified would have a material adverse effect on the business, financial condition, operations, assets, prospects, liabilities or capitalization of the Issuer and has all requisite corporate power and authority to transact its business as now conducted in all such jurisdictions.

     SECTION 3.02. NO BREACH. The execution, delivery and performance of this Agreement and the Warrants by the Issuer and the consummation by it of the transactions contemplated hereby and thereby will not (a) violate the certificate of incorporation or by-laws or any other instrument or document of organization or governance of the Issuer, (b) violate, or result in a breach of or default under, any other material instrument or agreement to which the Issuer is a party or is bound, (c) violate any judgment, order, injunction, decree or award against or binding upon the Issuer, (d) result in the creation of any material Lien upon any of the properties or assets of the Issuer, or (e) violate any law, rule or regulation relating to the Issuer.

     SECTION 3.03. CORPORATE ACTION. The Issuer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Warrants; the execution, delivery and performance by the Issuer of this Agreement and the Warrants have been duly authorized by all necessary action (including all Shareholder action) on the part of the Issuer; this Agreement and the Warrants being issued on the date hereof have been (and the Warrants issued after the date hereof will be) duly executed and delivered by the Issuer and constitute (or in the case of the Warrants issued after the date hereof, will constitute) the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or law); the Warrant Stock covered by the Warrants has been duly and validly authorized and reserved for issuance and shall, when paid for, issued and delivered in accordance with the Warrants, be duly and validly issued, fully paid and nonassessable and free and clear of any Liens; and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights of any Shareholder.

     SECTION 3.04. APPROVALS. Except in connection with the registration of the Warrant Stock pursuant to Article VI, no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Issuer of this Agreement or the Warrants or for the validity or enforceability thereof. Any such action required to be taken as a condition to the execution and delivery of this Agreement, or the execution, issuance and delivery of the Warrants, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

     SECTION 3.05. INVESTMENT COMPANY ACT. The Issuer is not an "investment company", or a company "controlled by" an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 3.06. PUBLIC UTILITY HOLDING COMPANY ACT. The Issuer is not a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.07. CAPITALIZATION.

     (a) The authorized capital stock of the Issuer consists of 2,404,031,240 shares of Class A Common Stock, par value $.01 per share, and 522,254,782 shares of Class B Common Stock, par value $.01 per share, and 20,000,000 shares of Preferred Stock, par value $.01 per share, of which 548,640,152 shares of Class A Common Stock have been issued and 67,538,544 shares of the Class B Common Stock have been issued. Except for the Warrants or as otherwise disclosed in this Agreement, the Issuer shall not have outstanding any Convertible Securities or Options exercisable or convertible into or exchangeable for any interests or other equity rights of the Issuer, nor shall it have outstanding any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any interests or equity rights of the Issuer or Convertible Securities exercisable or convertible into or exchangeable for any interests or equity rights of the Issuer, other than (i) the Warrants, (ii) the Option Plans, (iii) as set forth in the Issuer's Annual Report on Form 10-K for the year ended December 31, 2000, and (iv) the 8.5% senior convertible notes to be issued on the Closing Date.

     (b) Other than this Agreement or as otherwise disclosed in Schedule 3.07(b), there is not in effect on the date hereof any agreement by the Issuer pursuant to which any holders of debt or equity securities of the Issuer have a right to cause the Issuer to register such securities under the Securities Act. None of the agreements listed on Schedule 3.07(b) contain any provision that conflict or are inconsistent with the rights granted under Article VI hereof. Other than this Agreement, there is not in effect on the date hereof any agreement to which the Issuer or (to its knowledge) any of its Shareholders is a party relating to the voting, transfer or sale of such securities.

     (c) There is not in effect on the date hereof any agreement by the Issuer or any of its Shareholders that (i) restricts the transferability of the Warrants and/or the Warrant Stock (whether or not in connection with a transfer of the notes under the Note and Guarantee Agreement), except as provided in
Article IV, (ii) restricts the transferability of the right of the Holder in this Agreement to any transferee of all or a portion of the Holder's Warrants and/or Warrant Stock, or (iii) requires any consent or other approval of any Person to the exercise of the Warrant by the Holder or the issuance of Warrant Stock upon such exercise.

     SECTION 3.08. PRIVATE OFFERING.

     (a) Assuming the truth and accuracy of the Initial Holders' representations and warranties contained in Sections 2.03 and 2.04, the issuance and sale of the Warrants to the Holders hereunder are exempt from the registration and prospectus delivery requirements of the Securities Act.

     SECTION 3.09. LITIGATION.

     (a) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer or any of its Subsidiaries before any Governmental Authority seeking to enjoin the transactions contemplated by this Agreement or the Warrants.

     (b) There are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of the Issuer) threatened against the Issuer or any of its Subsidiaries which could reasonably be expected to have a material adverse effect on the business, financial condition, operations, assets, prospects, liabilities or capitalization of the Issuer and its Subsidiaries taken as a whole.

     SECTION 3.10. BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Issuer directly with the Initial Holders without the intervention of any Person on behalf of the Issuer in such manner as to give rise to any valid claim by any Person against the Initial Holders or any other Holder for a finder's fee, brokerage commission or similar payment.

     SECTION 3.11. SEC DOCUMENTS; FINANCIAL STATEMENTS. The Issuer has filed in a timely manner all documents that the Issuer was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Exchange Act, since its initial public offering. As of their respective filing dates, all documents filed by the Issuer with the Commission ("SEC

DOCUMENTS") complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the SEC Documents (the "FINANCIAL STATEMENTS") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with GAAP and fairly present the consolidated financial position of the Issuer and its Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to the lack of full footnote disclosure and to normal, recurring adjustments).

                                   ARTICLE IV

                         RESTRICTIONS ON TRANSFERABILITY

     SECTION 4.01. TRANSFERS GENERALLY. The Restricted Securities shall be transferable only upon the conditions specified in this Article IV and in
Article VI, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable state securities laws in respect of the transfer of any Restricted Securities.

     SECTION 4.02. TRANSFERS OF RESTRICTED SECURITIES PURSUANT TO REGISTRATION STATEMENT AND EXEMPTIONS. The Restricted Securities may be offered or sold by the Holder thereof pursuant to an effective registration statement under the Securities Act and applicable state securities laws or a valid exemption therefrom (including, without limitation, to the extent applicable, Rule 144 or Rule 144A).

     SECTION 4.03. RESTRICTIVE LEGENDS. Unless and until otherwise permitted by this Article IV, each certificate for the Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferees of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 1, 2001 (THE "WARRANT AGREEMENT"), BETWEEN METROMEDIA FIBER NETWORK, INC., A DELAWARE CORPORATION (THE "ISSUER"), AND THE HOLDERS PARTY THERETO FROM TIME TO TIME AS MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH RESTRICTIONS HAVE LAPSED OR BEEN FULFILLED, RELEASED OR WAIVED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

     SECTION 4.04. TERMINATION OF RESTRICTIONS. All of the restrictions imposed by this Article IV upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and applicable state securities laws and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold under and pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this Article IV shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall, upon written request, be entitled to receive from the Issuer, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security, PROVIDED, that the Holder thereof shall have furnished the Issuer with such certificates and opinions as it shall have reasonably requested.

     SECTION 4.05. DISPOSITIONS OF WARRANTS AND WARRANT STOCK.

     (a) Notwithstanding anything in this Agreement or the Warrants to the contrary, but subject to compliance with the Securities Act, applicable state securities laws and the requirement as to placement of a legend on certificates for Restricted Securities specified in Section 4.03, any Holder shall have the right to transfer any or all of its Restricted Securities to any Person. The Person to which Restricted Securities are transferred pursuant to the immediately preceding sentence shall be deemed to be a Holder of such Restricted Securities and bound by the provisions of this Agreement applicable to the Holders so long as such Person continues to own any of the Restricted Securities so transferred to it.

     (b) In connection with any transfer of any Warrant, the Holder shall surrender such Warrant to the Issuer, together with a written assignment of such Warrant duly executed by the Holder hereof or such Holder's agent or attorney. Such written assignment shall be in the form of the Assignment attached as Annex
2. Upon such surrender and receipt by the Issuer of a written agreement, in form reasonably satisfactory to the Issuer, of the assignee agreeing to be bound by this Agreement to the same extent as such Holder was so bound), the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee and in the denominations specified in such instrument of assignment, and the original Warrant shall promptly be canceled.

     (c) Any Warrant may be exchanged for other Warrants of the same series upon presentation to the Issuer, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder thereof. The Issuer shall execute and deliver a new Warrant or Warrants to such Holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Issuer shall pay all expenses, taxes (other than income taxes or capital gains of the Holder transferring such Warrant but including transfer taxes) and other charges payable in connection with the preparation, issuance, delivery, transfer or exchange of the Warrants.

     (d) The Issuer shall maintain books for the registration and transfer of the Warrants, and shall allow each Holder of Warrants to inspect such books at such reasonable times as such Holder shall request.

     SECTION 4.06. PROVISIONS APPLICABLE TO REGULATED HOLDERS.

     (a) Notwithstanding anything in this Agreement or the Warrants to the contrary, no Holder which is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System (or any successor regulation thereto) ("REGULATION Y") or which is affiliated with any entity subject to the provisions of Regulation Y (if such Affiliate holds securities of the Issuer (any such Holder being referred to herein as a "REGULATED HOLDER")) and no transferee of such Regulated Holder may exercise the Warrants for a number of shares of Warrant Stock which would permit such Regulated Holder, together with its Affiliates and transferees, to own or control a number of shares of Warrant Stock greater than that permitted by applicable law including Regulation Y (and, for purposes of this restriction, a reasoned opinion of counsel to such Holder and reasonably acceptable to the Issuer based on facts and circumstances deemed appropriate by such counsel to the effect that such Holder does not have the power to exercise a controlling influence or otherwise control the Issuer, shall be conclusive).

     (b) The Issuer shall not, without 15 days' prior notice to each Holder, directly or indirectly, purchase, redeem, retire or otherwise acquire any shares of Common Stock if, as a result of such purchase, redemption, retirement or other acquisition and after giving effect to the exercise of all outstanding Warrants, such Holder, together with its Affiliates, shall own or control, or shall be deemed to own or control, in the aggregate a greater number of securities of any kind issued by the Issuer than are permitted under Regulation Y.

     (c) In the event of any underwritten public offering of Restricted Securities in which a Regulated Holder is participating, the Issuer shall provide reasonable assistance to the underwriter in ensuring that any Warrant or Warrant Stock sold by such Holder are widely disseminated.

     (d) In the event that a Holder determines that there is a Regulatory Problem (as defined below), the Issuer agrees to use commercially reasonable efforts to take all such actions as are within its control and reasonably required by such Holder in order (i) to effectuate and facilitate any transfer by any Holder of any Warrant or Warrant Stock then held by such Holder to any Person designated by such Holder and (ii) to permit such Holder (or any of its Affiliates) to exchange all or a portion of any voting security then held by it on a share-for-share basis for shares of a non-voting security of the Issuer, which non-voting security shall convey equivalent economic benefits to such Warrants or Warrant Stock and include equivalent anti-dilution protection and otherwise identical in all respects to the voting security exchanged for it, except that it shall be non-voting and shall be convertible into a voting security on such terms as are required by such Holder in light of regulatory considerations then prevailing. Such actions may include, but shall not necessarily be limited to entering into such additional agreements, adopting such amendments to the certificate of incorporation and bylaws of the Issuer subject to required Shareholder approvals and taking such additional actions as are reasonably requested by any Holder in order to effectuate the intent of the foregoing. For purposes of this Agreement, a "REGULATORY PROBLEM" means any set of facts or circumstances wherein it has been asserted by any Governmental Authority (or any Holder believes that there is a substantial risk of such assertion) that any Holder is not entitled to hold, or exercise any significant right with respect to, any Warrant or Warrant Stock held by it. Any exchange referred to in clause (ii) above shall occur as soon as practicable but in any event within 60 days after written notice by such Holder to the Issuer (or such earlier date if required to comply with applicable law so long as such Holder has provided reasonable prior notice of such date to the Issuer).

                                    ARTICLE V

                           ADJUSTMENTS OF STOCK UNITS

     SECTION 5.01. PURCHASES AND REDEMPTIONS. If at any time the Issuer shall propose to purchase or redeem any shares of its Common Stock for cash, evidence of indebtedness or other property of any nature whatsoever, the Issuer shall deliver to each Holder of Warrants which are by their terms then exercisable (whether or not such Holder exercises such Warrants) or shares of Warrant Stock a notice of such proposed purchase or redemption, and each such Holder shall, at its option, have the right to require the Issuer to at the same time purchase or redeem Warrants which are by their terms then exercisable (whether or not such Holder exercises such Warrants) and shares of Warrant Stock owned by such holder, pro-rata based on the number of shares of such other Common Stock to be so purchased or redeemed, on the same terms and conditions as the proposed purchase or redemption of such other Common Stock and for the same consideration per Warrant or share of Warrant Stock, as the case may be, as is paid to the Holders of such other Common Stock for each share of Common Stock so redeemed or purchased, minus, in the case of Warrants, the exercise price of the Warrants to be so purchased or redeemed.

     SECTION 5.02. SUBDIVISIONS AND COMBINATIONS. If at any time the Issuer shall:

          (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution of Common Stock;

          (b) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

          (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted so as to equal the number of shares of Warrant Stock which such holder would have been entitled to receive if such Holder had exercised the Warrant immediately prior to the occurrence of such event.

     SECTION 5.03. ISSUANCE OF COMMON STOCK. In case at any time the Issuer
(i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of any class or series of Common Stock or (B) shall otherwise sell or issue any such securities and (ii) the consideration per share of Common Stock to be paid upon such issuance or subscription is less than the Current Market Value per share of Common Stock on such record date, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such record date by a fraction (not to be less than one) (A) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock outstanding after giving effect to such issuance, distribution, subscription or purchase and
(y) the Current Market Value per share of Common Stock determined immediately before such record date and (B) the denominator of which shall be equal to the sum of (x) the product of (1) the number of shares of Common Stock outstanding immediately before such record date and (2) the Current Market Value per share of Common Stock determined immediately before such record date and (y) the aggregate consideration to be received by the Issuer for the total number of shares of Common Stock to be issued, distributed, subscribed for or purchased. Aggregate consideration for purposes of the preceding clause (y) shall be determined as follows: In case any shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any shares of Common Stock shall be issued or sold for a consideration other than cash payable to the Issuer, the consideration received therefor shall be deemed to be the Current Market Value of such consideration, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any shares of Common Stock shall be issued in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the Current Market Value of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such shares of Common Stock.

     SECTION 5.04. ISSUANCE OF OTHER SECURITIES, RIGHTS OR OBLIGATIONS. In case at any time the Issuer (i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase options to purchase or rights to subscribe for Common Stock or securities directly or indirectly convertible into or exchangeable for Common Stock (or options or rights with respect to such securities) or (B) shall otherwise issue or sell any such options, rights or securities and (ii) the consideration per share for which Common Stock is deliverable upon exercise of such options or rights or conversion or exchange of such securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the issuance of or subscription for such options, rights or securities, plus the minimum aggregate amount of premiums (if any) payable to the Issuer upon such exercise, conversion or exchange, by (y) the total maximum number of shares of Common Stock necessary to effect the exercise, conversion or exchange of all such options, rights or securities) shall be less than the Current Market Value per share of Common Stock on such record date or sale or issuance date, as the case may be, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of (A) the total maximum number of shares of Common Stock outstanding after giving effect to the assumed exercise or conversion of all such options, rights or securities and (B) the Current Market Value per share of Common Stock determined immediately before such date and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the number of shares of Common Stock outstanding immediately before such date and (2) the Current Market Value per share of the Common Stock determined immediately before such date and (B) the aggregate consideration per share (determined as set forth in subsection (ii)(x) and (y) above) for which Common Stock is deliverable upon exercise conversion or exchange of such options, rights or securities. Aggregate consideration for purposes of the preceding clause (B) shall be determined as follows: In case any options, rights or convertible or exchangeable securities (or options or rights with respect thereto) shall be issued or sold, or exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer (determined as set forth in subsection (ii)(x) and (y) above) therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor (determined as set forth in subsection (ii)(x) and (y) above) shall be deemed to be the Current Market Value of such consideration, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Issuer in connection therewith. In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the Current Market Value of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such options, rights or securities.

     SECTION 5.05. SUPERSEDING ADJUSTMENT. If at any time after any adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall have been made on the basis of the issuance of any options or rights, or convertible or exchangeable securities (or options or rights with respect to such securities) pursuant to Section 5.04:

          (a) the options or rights shall expire prior to exercise or the right to convert or exchange any such securities shall terminate; or

          (b) the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such options or rights or convertible or exchangeable securities shall be increased or decreased, other than under or by reason of provisions designed to protect against dilution, such previous adjustment shall be rescinded and annulled,

thereupon a recomputation shall be made of the effect of such options or rights or convertible or exchangeable securities with respect to shares of Common Stock on the basis of:

     (A) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such options, rights or securities as having been issued on the date or dates of such exercise, conversion or exchange and for the consideration actually received and receivable therefore, and

     (B) treating any such options, rights or securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such options, rights or securities.

To the extent called for by the foregoing provisions of this Section 5.05 on the basis aforesaid, a new adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall be made in accordance with Section 5.04, determined using the Current Market Value used at the time of the original determination, which new adjustment shall supersede the previous adjustment so rescinded and annulled. If the exercise, conversion or exchange price provided for in any such option, right or security shall decrease at any time under or by reason of provisions designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise, conversion or exchange of any such option, right or security, the Stock Unit purchasable upon the exercise of a Warrant shall forthwith be adjusted in the manner which would have been obtained had the adjustment made upon issuance of such option, right or security been made upon the basis of the issuance of (and the aggregate consideration received for) the shares of Common Stock delivered as aforesaid.

     SECTION 5.06. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock comprising a Stock Unit:

          (a) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer (other than to the Holders hereunder) shall be deemed to be an issuance thereof for purposes of this Article V.

          (b) In computing adjustments under this Article V, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

          (c) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     SECTION 5.07. MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. If the Issuer shall merge or consolidate with another Person, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another Person and pursuant to the terms of such merger, consolidation or disposition of assets, cash, shares of common stock or other securities of the successor or acquiring Person, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then each Holder of Warrants which are by their terms then exercisable shall, at such Holder's election, have the right to receive (whether or not such Holder exercises such Warrants) the amount of cash or other consideration it would have been entitled to receive if such Holder had exercised such Warrants immediately prior to the occurrence of such merger, consolidation or disposition of assets, net of the exercise price of such Warrants, and shall thereupon be deemed to have exercised such Warrants. In case of any such merger, consolidation or disposition of assets in which the foregoing election is not made, the successor or acquiring Person (and any affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition to be performed and observed by, and all of the obligations and liabilities of, the Issuer hereunder and under the Warrants, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Article V. The foregoing provisions shall similarly apply to successive mergers, consolidations and dispositions of assets.

     SECTION 5.08. OTHER ACTION AFFECTING COMMON STOCK. If at any time or from time to time the Issuer shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections of this Article V or an action taken in the ordinary course of the Issuer's business and consistent with past practice, then, unless in the reasonable opinion of the Board such action will not have a material adverse effect upon the rights of the Holders of the Warrants, the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted in such manner and at such time as the Board shall in good faith determine to be equitable in the circumstances.

     SECTION 5.09. NO ADJUSTMENT NECESSARY. Anything to the contrary herein notwithstanding, no adjustment to the number of shares of Warrant Stock comprising a Stock Unit shall be made as a result of, or in connection with, the issuance of any Option or any Common Stock issuable or issued upon the exercise thereof (so long as the exercise price for such Option represents the Current Market Value of the Equity Securities issued at the time such Option was awarded).

     SECTION 5.10. NOTICE OF ADJUSTMENTS. Whenever the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by the Issuer's chief financial officer (or, if the Holders of a majority in interest of the Warrants so request after delivery of a certificate from the chief financial officer, signed by a firm of independent accountants of recognized national standing selected by the Issuer), setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock comprising a Stock Unit, after giving effect to such adjustment. The Issuer shall promptly cause a signed copy of such certificate to be delivered to each holder of Warrants. The Issuer shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder of Warrants or any prospective purchaser of Warrants designated by the registered Holder of such Warrants.

     SECTION 5.11. NOTICE OF CERTAIN CORPORATE ACTION. If the Issuer shall propose (i) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (ii) to offer to the holders of its Common Stock rights to subscribe for or to purchase any additional shares of Common Stock (or options or rights with respect thereto);
(iii) to effect any reclassification of its Common Stock; (iv) to otherwise issue any Equity Securities; (v) to effect any capital reorganization; (vi) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of its assets; or (vii) to effect the liquidation, dissolution or winding up of the Issuer, then, in each such case, the Issuer shall give to each Holder of Warrants a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights offer, or the date on which such reclassification, issuance, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, and the number of shares of Warrant Stock which will comprise a Stock Unit after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                                   ARTICLE VI

                               REGISTRATION RIGHTS

     SECTION 6.01. (a) FILING OF SHELF REGISTRATION. The Issuer shall use its reasonable best efforts to file a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the Commission) under the Securities Act (a "SHELF REGISTRATION") as promptly as practicable and in no event later than the date that is 5 days following the date hereof (the "REQUIRED FILING DATE") to permit resales of all of the Registrable Securities. The Issuer agrees to use its reasonable best efforts to cause such Shelf Registration to become effective as promptly as possible after the filing thereof, but in no event later than 90 days after the Required Filing Date (the "REQUIRED EFFECTIVE DATE"), and thereafter to keep it continuously effective for the period that will terminate upon the earlier of the date on which (1) all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration or have been sold to the public pursuant to Rule 144 and (2) no Registrable Securities remain outstanding.

     (b) LIQUIDATED DAMAGES. If (i) the Registration Statement has not been declared effective by the Commission on or prior to the Required Effective Date or (ii) the Registration Statement is filed and declared effective but shall thereafter cease to be effective at any time within the time period required for effectiveness in subsection (a) above without being succeeded immediately by a post-effective amendment to the Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) and (ii), a "REGISTRATION DEFAULT"), the Issuer shall pay liquidated damages ("LIQUIDATED DAMAGES") to each holder of Registrable Securities in an amount equal to $0.01 per share of Warrant Stock held by such holder for each week or portion thereof during which any Registration Default continues (other than with respect to any period during which such holder is required to discontinue the disposition of Registrable Securities pursuant to the last paragraph of Section 6.03 hereof). The amount of such Liquidated Damages shall increase on each 90-day anniversary of the day the first Registration Default occurred by an additional $0.01 per share of Warrant Stock for each week or portion thereof during which any Registration Default continues until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $0.05 per week or portion thereof per share of Warrant Stock. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check on the last day of each four week period to an account previously designated in writing to the Issuer by each holder of Registrable Securities. Following the cure of all Registration Defaults relating to any particular Registrable Security, the accrual of Liquidated Damages with respect to such Registrable Security will cease. Except as provided in Section 6.06 hereof, no holder of Registrable Securities shall be entitled to any damages for a Registration Default beyond the Liquidated Damages provided for herein.

     All obligations of the Issuer set forth in the preceding paragraph that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations have been paid in full.

     SECTION 6.02. HOLD-BACK AGREEMENTS; CUTBACKS.

     (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 6.01 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Issuer of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 15-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Issuer or the managing underwriters; PROVIDED, HOWEVER, that each holder of Registrable Securities shall be subject to the hold-back restrictions of this Section 6.02(a) only once during any twelve-month period.

     The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; PROVIDED, HOWEVER, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any Registrable Securities held by such holder and covered by a Registration Statement commencing on the date of sale of the Registrable Securities unless it has provided 45 days prior written notice of such sale or distribution to the underwriter or underwriters.

     (b) RESTRICTIONS ON SALE OF SECURITIES BY THE ISSUER AND OTHERS. The Issuer agrees (1) not to effect any public or private offer, sale or distribution of any of its equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends, including a sale pursuant to Regulation D under the Securities Act (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Issuer or any subsidiary of the Issuer or the acquisition by the Issuer or a subsidiary of the Issuer of the capital stock or substantially all the assets of any other Person or in connection with any employee stock option or other benefit plan), during the 10-day period prior to, and during the 90-day period beginning with, the effectiveness of a Registration Statement filed under Section 6.01 hereof to the extent timely notified in writing by a holder of Registrable Securities or the managing underwriters in an underwritten offering (except as part of such if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such registration Forms) and (2) during the aforementioned period to use reasonable best efforts to cause each holder of each of its privately placed equity securities or any class or series of its capital stock having a preference in liquidation or with respect to dividends purchased from the Issuer at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).

     (c) CUTBACKS IN UNDERWRITTEN REGISTRATIONS. In connection with any registration hereunder in which more than one securityholder has a right to request registration of its Common Stock, in the event that such registration involves an underwritten offering and the managing underwriter or underwriters participating in such offering advise the securityholders participating in such offering that the total number of shares of Common Stock to be included in such offering exceeds the amount that can be sold in (or during the time of) such offering without delaying or jeopardizing the success of such offering (including the price per share of Common Stock), then the Issuer shall include in any such total number of Registrable Securities and all other shares of Common Stock which have registration rights with respect to such registration to be offered for the account of all securityholders shall be reduced to a number deemed satisfactory by such managing underwriter or underwriters, provided that the shares of Common Stock to be excluded shall be determined in the following sequence: (i) first, there shall be excluded shares of Common Stock held by securityholders of the Issuer other than the holders of Registrable Securities requesting and legally entitled to include such shares of Common Stock in such registration, on a PRO RATA basis (based upon the number of shares of Common Stock requested (or proposed) to be registered by each such holder and (ii) second, Registable Securities, on a PRO RATA basis (based upon the number of Registrable Securities requested to be included in such registration).

     SECTION 6.03. REGISTRATION PROCEDURES. In connection with the Issuer's Shelf Registration obligations pursuant to Section 6.01 hereof, the Issuer will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof (which methods may include, at the request of the Required Holders, an underwritten offering), and pursuant thereto the Issuer will, as expeditiously as possible:

          (a) prepare and file with the Commission, within the time period provided in Section 6.01 hereof, a Registration Statement or Registration Statements relating to the Shelf Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include (i) all financial statements (including, if applicable, financial statements of any Person which shall have guaranteed any indebtedness of the Issuer) required by the Commission to be filed therewith and (ii) if the sale is by means of an underwritten offering, any other information that the managing underwriter reasonably believes to be of material importance to the success of such offering, cooperate and assist in any filings required to be made with the NASD, and use its best efforts to cause such Registration Statement to become effective within such time period; PROVIDED that as far in advance as practical before filing a Registration Statement or any amendments or supplements thereto, the Issuer will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review by such holders and underwriters, and the Issuer will not file any Registration Statement or any amendments or supplements thereto to which the holders of a majority of the Registrable Securities or such managing underwriters, if any, shall reasonably object within 14 days;

          (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the Commission of any stop order of which the Issuer or its counsel is aware suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Issuer contemplated by paragraph (n) below cease to be true and correct in any material respect, (5) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the Issuer's becoming aware that the Prospectus (including any document incorporated therein by reference), as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (e) if reasonably requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such managing underwriter or underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (f) furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, if requested, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, if requested, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Issuer consents to the use (subject to the limitations set forth in the last paragraph of this Section 6.03) of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided that the Issuer will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

          (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such managing underwriters may request at least two business days prior to any sale of such Registrable Securities to the underwriters;

          (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (k) upon the occurrence of any event contemplated by paragraph (c)(6) above, immediately prepare a supplement or post-effective amendment to the related Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the holders of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing;

          (l) use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class issued by the Issuer are then listed;

          (m) not later than the effective date of the Shelf Registration, provide a CUSIP number for all Registrable Securities and provide the transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

          (n) enter into such agreements (including an underwriting agreement) and take all such other appropriate and reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters; (2) obtain opinions of counsel to the Issuer (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) obtain "cold comfort" letters and updates thereof from the Issuer's independent certified public accountants addressed to such holders and underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, if permitted by the managing underwriter the same shall set forth in full the indemnification provisions and procedures of Section 6.06 hereof with respect to all parties to be indemnified pursuant to said Section; provided that the indemnification provisions and procedures set forth in such underwriting agreement shall be no less favorable to the selling holders of Registrable Securities and the underwriters than the indemnification provisions and procedures of Section 6.06 hereof; and (5) the Issuer shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with paragraph (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          (o) make available for inspection by any holder of Registrable Securities or any underwriter participating in any disposition of Registrable Securities pursuant to a Shelf Registration, and any attorney or accountant retained by such holders or underwriters, if any, all financial and other records, pertinent corporate documents and properties of the Issuer as may be reasonably necessary to enable them to exercise their due diligence responsibilities, and provide reasonable access to appropriate officers of the Issuer in connection with such due diligence responsibilities;

          (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

          (q) make appropriate officers of the Issuer available to such holders and underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

     The Issuer may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Issuer such information regarding the distribution of such securities as the Issuer may from time to time reasonably request in writing.

     Each holder of Registrable Securities agrees by acceptance of such Registrable Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.03(c)(3), (5) or (6) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.03(k) hereof, or until it is advised in writing by the Issuer that the use of such Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Issuer such holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such holder's possession, of such Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     SECTION 6.04. REGISTRATION EXPENSES. All expenses incident to the Issuer's performance of or compliance with this Agreement, including without limitation all (i) registration and filing fees, fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may reasonably designate), (iii) printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) fees and disbursements of counsel for the Issuer and customary out of pocket expenses and fees paid by issuers to the extent provided for in an underwriting agreement (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, transfer taxes or legal expenses of any Person other than the Issuer and the selling holders), (v) the cost of securities acts liability insurance if the Issuer so desires and (vi) fees and expenses of other Persons retained by the Issuer (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Issuer regardless of whether the Registration Statement becomes effective. Each holder of Registrable Securities will pay any fees or disbursements of counsel to such holder and all underwriting discounts and commissions and transfer taxes, if any, and other fees, costs and expenses of such holder (other than Registration Expenses) relating to the sale or disposition of such holder's Registrable Securities. The Issuer, in any event, will pay the Issuer's own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Issuer are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Issuer.

     SECTION 6.05. RESTRICTION ON OTHER REGISTRATIONS. The Issuer agrees that, until the occurrence of the date on which the Registration Statement referred to in Section 6.01 hereof is declared effective by the Commission, it shall not effect a registration of any of its equity securities, other than with respect to up to 25,000,000 shares of Common Stock.

     SECTION 6.06. INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE ISSUER. The Issuer agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, their officers, directors and employees and each Person who controls such holder (within the meaning of the Securities Act) (the "INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses incurred by such party in connection with any actual or threatened action arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, and the Issuer agrees to reimburse such Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss or action or proceeding in respect thereof, except insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with any information furnished in writing to the Issuer by such holder or its counsel expressly for use therein. The Issuer shall also indemnify underwriters, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Indemnified Parties, if requested.

     (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with the Shelf Registration, each holder of Registrable Securities will furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Issuer, its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission of a material fact required to be stated in the Registration Statement or Prospectus or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission relates to such holder and is made in reliance on and in conformity with any information or affidavit furnished in writing by such holder to the Issuer specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Issuer shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of such Registrable Securities to the same extent above with respect to information or affidavit furnished writing by such Persons as provided specifically for any Prospectus or Registration Statement.

     (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the Issuer or holder of Registrable Securities, as the case may be (in either case, as applicable, an "INDEMNIFYING PARTY"), of any claim with respect to which it seeks indemnification and (ii) permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to such Person; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the Indemnifying Party has agreed to pay such fees or expenses, (b) the Indemnifying Party has failed to assume the defense of such claim or (c) in the reasonable judgment of any such Person, based upon written advice of its counsel, it would be inappropriate under applicable ethical standards for counsel to the Indemnifying Party to represent such Person in the defense of such claim (in which case, if the Person notifies the Indemnifying Party in writing that such Person elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the Indemnifying Party, the Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No Indemnifying Party will consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Any Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all Persons entitled to indemnification by such Indemnifying Party with respect to such claim in any one jurisdiction, unless in the reasonable judgment of such Person a conflict of interest may exist between such Person and any other Person entitled to indemnification hereunder with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel or counsels, but only of one such additional counsel for each group of similarly situated Persons in any one jurisdiction.

     (d) CONTRIBUTION. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to a Person entitled to indemnification or is insufficient to hold it harmless as contemplated by the preceding paragraphs (a) and (b), then the Indemnifying Party shall contribute to the amount paid or payable by such Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of such Person and the Indemnifying Party, as well as any other relevant equitable considerations, PROVIDED that no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     SECTION 6.07. RULE 144. The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if it is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Issuer will deliver to such holder a written statement as to whether it has complied with such information and filing requirements.

     SECTION 6.08 REMEDIES. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, in connection with the breach by the Issuer of its obligations to register the Registrable Securities will be entitled to specific performance of its rights under this Agreement. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                                   ARTICLE VII

                                 TAG-ALONG SALE

     SECTION 7.01. TAG-ALONG OBLIGATIONS.

     (a) If at any time the Principal Shareholder or any Affiliate (other than the Company) of the Principal Shareholder that has such Affiliate status solely by virtue of his, her or its status as an Affiliate of the Issuer ("TAG-ALONG SELLER") shall, in one or in a series of transactions, enter into an agreement to effect, or effect or propose to effect, an Applicable Disposition to any transferee (a "TAG-ALONG SALE"), each Initial Holder shall have the right, but not the obligation, to participate in such Tag-Along Sale by selling up to the number of shares (on an aggregate basis) of Warrant Stock subject to Warrants and shares of Warrant Stock equal to the product of (i) the total number of shares (on an aggregate basis) of Common Stock proposed to be sold in the proposed Tag-Along Sale multiplied by (ii) a fraction, the numerator of which is equal to the number of shares (on an aggregate basis) of Warrant Stock subject to Warrants and shares of Warrant Stock owned by such Initial Holder immediately prior to the Tag-Along Sale, and the denominator of which is equal to (A) the number of shares of Common Stock owned by the Tag-Along Seller immediately prior to the Tag-Along Sale plus (B) the number of shares (on an aggregate basis) of Warrant Stock subject to Warrants and shares of Warrant Stock owned by such holder together with the number of shares of Common Stock owned by any holder thereof who has similar "tag-along" rights and elects to exercise such rights in connection with the Tag-Along Sale, in each case immediately prior to the Tag-Along Sale. Any such sales by such Initial Holder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Tag-Along Seller, except such Initial Holder shall not be required to make any representations or warranties except as to (x) its title to the Warrants or shares of Warrant Stock to be sold by it, (y) such Initial Holder's power and authority to effect such transfer and (z) such matters pertaining to compliance with securities law as the transferee may reasonably require.

     (b) Notwithstanding the foregoing, the provisions of Section 7.01(a) shall not apply to any transfer, sale or disposition of shares of Common Stock by the Principal Shareholder (i) to any of its Affiliates, PROVIDED that, any further sale, disposition or transfer by such Affiliate transferee shall be subject to the provisions of this Section 7.01(a), (ii) in an ordinary brokerage transaction pursuant to Rule 144 or (iii) to a Principal Shareholder Beneficial Owner's spouse or the members of the Principal Shareholder Beneficial Owner's immediate family or to a custodian, trustee, executor, or other fiduciary for the account of the Principal Shareholder Beneficial Owner's spouses or members of the Principal Shareholder Beneficial Owner's immediate family, or to a trust for the Principal Shareholder Beneficial Owner's own self, PROVIDED, that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of the Principal Shareholder Beneficial Owner with respect to the transferred securities.

     (c) On the date hereof, the Issuer shall deliver to the Initial Holders a joinder agreement substantially in the form attached hereto as Annex 4 (a "JOINDER AGREEMENT"), executed by the Issuer, the Principal Shareholder and the Principal Shareholder Beneficial Owners, pursuant to which such parties will agree to be bound by the provisions of this Article VII. As a condition to the validity of any sale, disposition or other transfer of any Common Stock by any of the Persons who have executed and delivered a Joinder Agreement pursuant to this Section 7.01 to any other Person, the transferee thereof shall execute and deliver to the Issuer and each Holder a Joinder Agreement.

     (d) References in this Section 7.01 to Initial Holders shall include each Initial Holder's respective Affiliates to the extent that such Affiliates then hold Warrants or Warrant Stock.

     SECTION 7.02. PROCEDURES. If a Tag-Along Seller is participating in a Tag-Along Sale, at least 15 days before the proposed date thereof, the Issuer shall provide each Holder of Warrants or Warrant Stock with written notice of such Tag-Along Sale setting forth in reasonable detail the consideration per share to be paid by the transferee, the number of shares to be sold and the other terms and conditions of the Tag-Along Sale. Each Holder of Warrants or Warrant Stock wishing to participate in the Tag-Along Sale shall provide written notice to such Tag-Along Seller and to the Issuer within 15 days of the date the notice specified in the preceding sentence is received by such Holder. Such notice shall set forth the number (on an aggregate basis) of then exercisable Warrants and shares of Warrant Stock, if any, such holder elects to include in the Tag-Along Sale. If a Holder, or Holders, of Warrants or Warrant Stock has elected to participate in a Tag-Along Sale, the Tag-Along Seller shall reduce, to the extent necessary, the number of shares of Common Stock that it is entitled to sell in the Tag-Along Sale to permit the Holder, or Holders, of Warrants or Warrant Stock to participate in the Tag-Along Sale and the Holder, or Holders, of Warrant or Warrant Stock so electing shall sell such number of shares identified in its notice to the Tag-Along Seller. If such notice is not received from a Holder within the 15-day period specified above, the Tag-Along Seller shall have the right to sell or otherwise transfer the shares of Common Stock to the proposed transferee without any participation by such Holder, but only (i) on the terms and conditions stated in the notice, and (ii) if the sale or transfer of such shares of Common Stock is consummated not later than 60 days after the end of such 5-day period specified above.


                                  ARTICLE XIII

                                 HOLDERS' RIGHTS

     SECTION 8.01. DELIVERY EXPENSES. If any Holder surrenders any certificate for Warrants or Warrant Stock to the Issuer or a transfer agent of the Issuer for exchange for instruments of other denominations or registered in another name or names, the Issuer shall cause such new instruments to be issued and shall pay the cost of delivering to or from the office of such Holder from or to the Issuer or its transfer agent, duly insured, the surrendered instrument and any new instruments issued in substitution or replacement for the surrendered instrument.

     SECTION 8.02. TAXES. The Issuer shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance of the Warrants and Warrant Stock hereunder or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Issuer under this Section 8.02 shall survive any redemption, repurchase or acquisition of Warrants or Warrant Stock by the Issuer, any termination of this Agreement, and any cancellation or termination of the Warrants.

     SECTION 8.03. REPLACEMENT OF INSTRUMENTS. Upon receipt by the Issuer of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants or Warrant Stock, and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the Common Stock is not at the time publicly traded and the owner of the same is any Holder or an institutional lender or investor, its own agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender or cancellation thereof, the Issuer, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

     SECTION 8.04. INDEMNIFICATION. The Issuer shall indemnify and hold harmless each of the Holders and each of their respective directors, officers, employees, shareholders,

Affiliates and agents (each, an "INDEMNIFIED PERSON") on demand from and against any and all losses, claims, damages, liabilities (or actions or other proceedings commenced or threatened in respect thereof) and expenses that arise out of, result from, or in any way relate to, this Agreement or the Warrants, or in connection with the other transactions contemplated hereby, and to reimburse each indemnified person, upon its demand, for any legal or other expenses incurred in connection with investigating, defending or participating in the defense of any such loss, claim, damage, liability, action or other proceeding (whether or not such indemnified person is a party to any action or proceeding out of which any such expenses arise), other than any of the foregoing claimed by any indemnified person to the extent incurred by reason of the gross negligence or willful misconduct of such indemnified person. No indemnified person shall be responsible or liable to either the Issuer or any other Person for any damages which may be alleged as a result of or relating to this Agreement or the Warrants (other than in connection with a breach of this Agreement), or in connection with the other transactions contemplated hereby and thereby. Any claim for indemnity in connection with or relating to a registration of securities pursuant to Article VI shall be governed by Section 6.06, without regard to the provisions of this Section 8.04.

     SECTION 8.05. INSPECTION RIGHTS. The Issuer shall afford, and shall cause its Subsidiaries to afford, any Holder or its authorized agents, access, at reasonable times, upon reasonable prior notice and subject to customary confidentiality obligations, (a) to inspect the books and records of the Issuer and its Subsidiaries, (b) to discuss with management of the Issuer and its Subsidiaries the business and affairs of the Issuer and its Subsidiaries and (c) to inspect the properties of the Issuer and its Subsidiaries.

                                   ARTICLE IX

                           OTHER COVENANTS OF ISSUER

     The Issuer agrees with each Holder that, so long as any of the Warrants and/or Warrant Stock shall be outstanding:

     SECTION 9.01. FINANCIAL STATEMENTS, ETC. The Issuer agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act so long as the Issuer is registered under the Exchange Act. Upon the request of any Holders, the Issuer will deliver to such Holder a written statement as to whether it has complied with such requirements.

     SECTION 9.02. TRANSACTIONS WITH AFFILIATES. The Issuer and its Subsidiaries shall not, directly or indirectly, enter into any transaction or series of related transactions with or for the benefit of any of their respective Affiliates except on terms that are no less favorable to the Issuer or the relevant Subsidiary than any transactions permitted by Section 6.10 of the Note and Guarantee Agreement.

     SECTION 9.03. RESTRICTIONS ON PERFORMANCE. The Issuer shall not at any time enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement or the Warrants, or making such performance or the issuance of Warrant Stock upon the exercise of any Warrant a default under any such agreement or instrument.

     SECTION 9.04. MODIFICATION OF OTHER EQUITY DOCUMENTS. The Issuer shall not amend or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in any manner which would have a material adverse effect on the holders of Warrants or Warrant Stock, in each case without the prior written consent of the Required Holders. Without limiting the generality of the foregoing, the Issuer shall not amend, or consent to any modification, supplement or waiver of any provision of any Other Equity Documents in a way which would (i) restrict the transferability of the Warrants or the Warrant Stock, (ii) restrict the transferability of the rights of any Holder in this Agreement to any transferee of all or a portion of such Holder's Warrants and/or Warrant Stock or (iii) require any consent or other approval of any Person to the exercise of the Warrants by any Holder or the issuance of Warrant Stock upon such exercise.

     SECTION 9.05. RESERVATION AND AUTHORIZATION OF COMMON STOCK. The Issuer shall at all times reserve and keep available for issue upon the exercise or conversion of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. The Issuer shall not amend its certificate of incorporation in any respect relating to the Common Stock other than (i) to increase or decrease the number of shares of authorized capital stock (subject to the provisions of the preceding sentence) or (ii) to decrease the par value of any shares of Common Stock. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment of the applicable Exercise Price therefor in accordance with the terms of this Warrant, shall be duly and validly issued, fully paid and nonassessable and free and clear of any Liens.

     Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Issuer shall take any corporate action which is necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock free and clear of any Liens upon the exercise of all the Warrants immediately after the taking of such action.

     Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Current Warrant Price per share of Common Stock, the Issuer shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     The Issuer will list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the

Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants.

     SECTION 9.06. NOTICE OF EXPIRATION DATE. The Issuer shall give to each Holder notice of the Expiration Date. Such notice may be given by the Issuer not less than 30 days but not more than 60 days prior to the Expiration Date; PROVIDED, HOWEVER, that if the Issuer fails to give timely notice, the Expiration Date will be extended to the date which is 30 days after the day on which such notice is given.

     SECTION 9.07. OCCURRENCE OF INITIAL EXERCISE DATE. The Issuer agrees to use its reasonable best efforts to cause the Initial Exercise Date to occur as promptly as practicable, and in no event later than the 90th day following the Closing Date.

     SECTION 9.08. LIMITATIONS ON REGISTRATION OF OTHER SECURITIES. From and after the date of this Agreement, the Issuer shall not, without the prior written consent of a majority in interest of the Initial Holders, enter into any agreement with any holder or prospective holder of any Securities of the Issuer giving such holder or prospective holder any registration rights the terms of which are as or more favorable taken as a whole than the registration rights granted to the Initial Holders hereunder unless the Issuer shall also give such rights to the Initial Holders hereunder.


                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. HOME OFFICE PAYMENT. Notwithstanding anything to the contrary in this Agreement or the Warrants, so long as any Holder or any nominee designated by it shall be a Holder, the Issuer shall punctually pay all amounts which become due and payable with respect to any Warrant or Warrant Stock to such Holder at the address registered on the books of the Issuer maintained for such purpose, or at such other place and in such manner as such Holder may designate by notice to the Issuer, without presentation or surrender of such Warrant or the making of any notation thereon. Each Holder agrees that prior to the sale, transfer or other disposition of a part of any Warrant, it will make notation thereon of the number of shares of Warrant Stock covered by the part of the Warrant sold, transferred or disposed, or surrender the same in exchange for a Warrant covering the number of shares of Warrant Stock remaining on the Warrant so surrendered. The Issuer agrees that the provisions of this Section
10.01 shall inure to the benefit of any other Holder registered on the books of the Issuer.

     SECTION 10.02. WAIVER. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrant preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     SECTION 10.03. NOTICES. (a) All notices, requests and other communications provided for herein and the Warrants (including any waivers or consents under this Agreement and the Warrants) shall be given or made in writing, (a) to any party hereto, delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party, or (b) any other Person who is the registered Holder of any Warrants or Warrant Stock, to the address for such Holder as it appears in the stock or warrant ledger of the Issuer.

     (b) All such notices, requests and other communications shall be: (i) personally delivered, sent by courier guaranteeing overnight delivery or sent by registered or certified mail, return receipt requested, postage prepaid, in each case given or addressed as aforesaid; and (ii) effective upon receipt.

     SECTION 10.04. EXPENSES, ETC. The Issuer agrees to pay or reimburse the Holders for: (a) all reasonable out-of-pocket costs and expenses of the Holders (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Citicorp USA, Inc.), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the issuance of Warrants hereunder and (ii) any amendment, modification or waiver of (or consents in respect of) any of the terms of this Agreement and/or the Warrants; and (b) all costs and expenses of the Holders (including reasonable legal fees and expenses) in connection with (i) any default by the Issuer hereunder or under the Warrants or any enforcement proceedings resulting therefrom and (ii) the enforcement of this Section 10.04.

     SECTION 10.05. AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Issuer and the Required Holders; PROVIDED that (a) the consent of the holders of any class of Warrant Stock or Warrants shall not be required with respect to any amendment or waiver which does not affect the rights or benefits of such class under this Agreement, and
(b) no such amendment or waiver shall, without the written consent of all Holders of such Warrant Stock and Warrants at the time outstanding, amend this
Section 10.05.

     SECTION 10.06. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SECTION 10.07. SURVIVAL. All representations and warranties made by the Issuer herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Holders and shall survive the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of the Holders. All statements in any such certificate or other instrument so delivered shall constitute representations and warranties by the Issuer hereunder. All representations and warranties made by the Holders herein shall be considered to have been relied upon by the Issuer and shall survive the issuance to the Holders of the Warrants or the Warrant Stock regardless of any investigation made by the Issuer or on its behalf.

     SECTION 10.08. SPECIFIC PERFORMANCE. Damages in the event of breach of this Agreement by a Holder or the Issuer would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Holder and the Issuer, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder and the Issuer hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders or the Issuer from pursuing any other rights and remedies at law or in equity which the Holders or the Issuer may have.

     SECTION 10.09. CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     SECTION 10.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

     SECTION 10.11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflicts of law principles thereof, except to the extent that New York conflicts of laws principles would apply the Delaware General Corporation Law to matters relating to corporations organized thereunder.

     SECTION 10.12. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     SECTION 10.13. ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and, together with the Warrants, contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Warrant Agreement as of the date first above written.

                                             METROMEDIA FIBER NETWORK, INC.


                                             By  /s/ Nick Tanzi
                                                --------------------------------
                                                 Name:  Nick Tanzi
                                                 Title: President & CEO

                                             INITIAL HOLDERS



                                             CITICORP USA, INC.


                                             By: /s/ Caesar W. Wyszomirski
                                                --------------------------------
                                                  Name:  Caesar W. Wyszomirski
                                                  Title: Vice President

                                             MERRILL LYNCH GLOBAL ALLOCATION
                                               FUND, INC.



                                             By: /s/ Lisa Ann O'Donnell
                                                --------------------------------
                                                Lisa Ann O'Donnell
                                                Director, Merrill Lynch
                                                Investment Managers
                                                Authorized Signatory


                                             MERRILL LYNCH EQUITY/CONVERTIBLE
                                              SERIES GLOBAL ALLOCATION PORTFOLIO


                                             By: /s/ Lisa Ann O'Donnell
                                                --------------------------------
                                                Lisa Ann O'Donnell
                                                Director, Merrill Lynch
                                                Investment Managers
                                                Authorized Signatory


                                             MERRILL LYNCH VARIABLE SERIES
                                               FUNDS, INC.
                                                 (MERRILL LYNCH GLOBAL
                                                 ALLOCATION FOCUS FUND)


                                             By: /s/ Merrill Lynch
                                                --------------------------------
                                                ________________, Merrill
                                                Lynch Investment Managers
                                                Authorized Signatory


                                             MERRILL LYNCH SERIES FUND, INC.
                                               (GLOBAL ALLOCATION STRATEGY
                                                PORTFOLIO)


                                             By: /s/ Lisa Ann O'Donnell
                                                --------------------------------
                                                Lisa Ann O'Donnell
                                                Director, Merrill Lynch
                                                Investment Managers
                                                Authorized Signatory

                                             JOHN W. KLUGE, CHASE MANHATTAN BANK
                                             AND STUART SUBOTNICK, TRUSTEES
                                             UNDER A TRUST AGREEMENT BETWEEN
                                             JOHN W. KLUGE, AS GRANTOR AND JOHN
                                             W. KLUGE AND MANUFACTURERS HANOVER
                                             TRUST COMPANY, AS TRUSTEES, DATED
                                             MAY 30, 1984, AS AMENDED AND
                                             RESTATED



                                             By: /s/ Stuart Subotnick
                                                --------------------------------
                                                   Name: Stuart Subotnick
                                                   Title: Trustee

                                                    Annex 1 to Warrant Agreement
                                [Form of Warrant]

                                     WARRANT

     THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS SPECIFIED IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF OCTOBER 1, 2001 (THE "WARRANT AGREEMENT"), BETWEEN METROMEDIA FIBER NETWORK, INC., A DELAWARE CORPORATION (THE "ISSUER"), AND THE HOLDERS PARTY THERETO FROM TIME TO TIME AS MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH RESTRICTIONS HAVE LAPSED OR BEEN FULFILLED, RELEASED OR WAIVED. A COPY OF THE FORM OF THE WARRANT AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

No. of Stock Units Covered Hereby: [__]                          Warrant No. [_]

                                     WARRANT

                           to Purchase Common Stock of

                         METROMEDIA FIBER NETWORK, INC.


     THIS IS TO CERTIFY THAT ___________, or its registered assigns (the "HOLDER"), is entitled to purchase in whole or in part from time to time from METROMEDIA FIBER NETWORK, INC., a Delaware corporation (the "ISSUER"), at any time on and after the Initial Exercise Date, but not later than 5:00 p.m., New York time, on the fifth anniversary of the

Initial Exercise Date (as it may be extended pursuant to Section 9.06 of the Warrant Agreement, the "EXPIRATION DATE"), ____ Stock Units at a purchase price of $___ per Stock Unit (the "EXERCISE PRICE") [THE EXERCISE PRICE SHALL EQUAL A 25% PREMIUM OVER THE AVERAGE TRADING PRICE DURING THE TEN CONSECUTIVE TRADING DAYS PRIOR TO THE CLOSING], subject to the terms and conditions hereinbelow provided. All capitalized terms unless otherwise defined herein shall have the meanings set forth in the Warrant Agreement.

     On and after the Initial Exercise Date and until 5:00 p.m., New York time, on the Expiration Date, the Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer,

          (a) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased (the "EXERCISE NOTICE");

          (b) payment of the aggregate Exercise Price for the number of Stock Units as to which this Warrant is being exercised (payable as set forth below); and

          (c) this Warrant.

     The Exercise Price shall be payable (a) in cash or by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to the account of the Issuer, (b) by delivery to the Issuer of any Notes issued pursuant to the Note and Guarantee Agreement, with such securities being credited against the Exercise Price in an amount equal to the aggregate principal amount of the Notes (plus unpaid and accrued interest) so delivered, or (c) by delivery of this Warrant Certificate to the Issuer for cancellation in accordance with the following formula: in exchange for each share of Common Stock issuable on exercise of each Warrant represented by this Warrant Certificate that is being exercised, the Holder shall receive such number of shares of Common Stock as is equal to the product of (i) the number of shares of Common Stock issuable upon exercise of the Warrants being exercised at such time multiplied by (ii) a fraction, the numerator or which is the Current Market Value per share of Common Stock at such time minus the Exercise Price per share of Common Stock at such time, and the denominator of which is the Current Market Value per share of Common Stock at such time. Such Exercise Notice may be substantially in the form of Exhibit A hereto. Upon receipt thereof, the Issuer shall, as promptly as practicable and in any event within 5 Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of Warrant Stock and other securities issuable upon such exercise and any other property to which the Holder is entitled.

     The certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of the Holder or such other name or names as shall be designated in such Exercise Notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of Warrant Stock, including, to the extent permitted by law, the right to vote Warrant Stock or to consent or to receive notice as a Shareholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid, and all taxes required to be paid by the Holder, if any, pursuant to the Warrant Agreement, prior to the issuance of Stock Units have been paid. If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of the certificate or certificates representing Warrant Stock and other securities, execute and deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

     The Issuer shall not be required to issue a fractional amount of Warrant Stock upon exercise of this Warrant. As to any fraction of a Warrant Stock which the Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Value per share of Warrant Stock on the date of exercise.

     THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Issuer has duly executed this Warrant.

Dated:  [_________], 200[_]

                                             METROMEDIA FIBER NETWORK, INC.



                                             By
                                                 -------------------------------
                                                 Name:
                                                 Title:

Attest:

--------------------------------
Secretary

                                                            Exhibit A to Warrant

                                FORM OF EXERCISE

                (To be executed by the registered holder hereof)


     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of [___] Stock Units of METROMEDIA FIBER NETWORK, INC., a Delaware corporation and herewith makes payment therefore [in cash, as provided in clause (a) of the third paragraph of this Warrant] [by delivery of any Notes, as provided in clause (b) of the third paragraph of this Warrant] [by delivery the Warrant Certificate(s) for cancellation in accordance with the formula provided in clause (c) of the third paragraph of this Warrant], all at the price and on the terms and conditions specified in this Warrant, and requests that certificates for the shares of Common Stock be issued in accordance with the instructions given below, and, if such Stock Units shall not include all of the Stock Units to which the Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the unpurchased balance of the Stock Units issuable hereunder be delivered to the undersigned.

Dated: _____________, 200_

                                             --------------------------------
                                             (Signature of Registered Holder)

Instructions for issuance and
registration of Common Stock:

--------------------------------
Name of Registered Holder
(please print)

Social Security or Other Identifying
Number: _________________________

Please deliver certificate to
the following address:


------------------------------------
              Street

-------------------------------------
     City, State and Zip Code

                                                    Annex 2 to Warrant Agreement

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder hereof)

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Warrant Stock covered thereby set forth hereinbelow unto:

                                                Number of Stock Units and
Name of Assignee                Address            Class of Common Stock
--------------------------------------------------------------------------



Dated: ____________, 200_


                                             --------------------------------
                                             Signature of Registered Holder



                                             --------------------------------
                                             Name of Registered Holder
                                             (Please Print)


Witness:

----------------------

                                                    Annex 3 to Warrant Agreement


Each Initial Holder shall receive Warrants to purchase that number of Stock Units as is determined in accordance with the calculation set forth below opposite such Initial Holder's name:



INITIAL HOLDER                                       NUMBER OF STOCK UNITS
--------------                                       ---------------------
Citicorp USA, Inc.                                  .12 x FDN x 62.5/150

Merrill Lynch Global Allocation Fund, Inc.           .12 x FDN x 52/150

Merrill Lynch Equity/Convertible
   Series Global Allocation Portfolio               .12 x FDN x 5.75/150

Merrill Lynch Variable Series Funds, Inc.
  (Merrill Lynch Global Allocation Focus Fund)       .12 x FDN x 3.5/150

Merrill Lynch Series Fund, Inc.
  (Global Allocation Strategy Portfolio)             .12 x FDN x 1.25/150

John W. Kluge, Chase Manhattan Bank
and Stuart Subotnick, Trustees Under a Trust
Agreement Between John W. Kluge, as Grantor
and John W. Kluge and Manufacturers Hanover
Trust Company, as Trustees, Dated May 30, 1984,
as Amended and Restated                              .12 x FDN x 25.0/150


"FDN" or "FULLY-DILUTED NUMBER" means the number of shares of Common Stock outstanding on the date of issuance of the Warrants, assuming full conversion, exercise and exchange of all in-the-money Convertible Securities outstanding prior to the date hereof, all Convertible Securities and all of the Warrants, to be issued on the date of issuance of the Warrants, and all in-the-money Options that are (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants. Terms not defined in this Annex 3 shall have the meanings ascribed to them in the Warrant Agreement. "In-the-money" Convertible Securities and Options are Convertible Securities and Options having a conversion price or an exercise price equal or less than the Current Market Value of the Common Stock on the Closing Date.

                                                               Annex 4 to
                                                               Warrant Agreement


                           [Form of Joinder Agreement]


     JOINDER AGREEMENT, dated as of October 1, 2001 between METROMEDIA FIBER NETWORK, INC, a Delaware Corporation (the "ISSUER"), and the other parties signatories hereto (this "JOINDER AGREEMENT").

     A. Reference is made to that certain Warrant Agreement dated as of October 1, 2001 (as modified and supplemented and in effect from time to time, the "WARRANT AGREEMENT"), between the Issuer and the Initial Holders. Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Warrant Agreement; and

     B. Section 7.01 of the Agreement requires that the Issuer shall deliver to the Initial Holders this Joinder Agreement executed by the Issuer, the Principal Shareholder and the Principal Shareholder Beneficial Owners.

     In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agrees that:

     1. The undersigned: (a) is delivering this Joinder Agreement pursuant to
Section 7.01(c) of the Warrant Agreement and (b) acknowledges receipt of a copy of the Warrant Agreement.

     2. The undersigned hereby agrees to be bound by the provisions of Article VII of the Warrant Agreement.

     IN WITNESS WHEREOF, the undersigned has signed this Joinder Agreement as of the date first above written.


                                             METROMEDIA COMPANY


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             JOHN W. KLUGE


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             STUART SUBOTNICK


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


Acknowledged and Agreed to as
of the date first above written:

METROMEDIA FIBER NETWORK, INC.


By:
    ---------------------------
    Name:
    Title: